EXHIBIT 99.1
SIGNATURES OF REPORTING PERSONS

    After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

August 22, 2017

WARBURG PINCUS PRIVATE EQUITY X, L.P.
By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X GP L.P., its general partner
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By: /s/ Robert B. Knauss
 Name: Robert B. Knauss
 Title:   Partner

WARBURG PINCUS X PARTNERS, L.P.
By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X GP L.P., its general partner
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By: /s/ Robert B. Knauss
 Name: Robert B. Knauss
 Title:   Partner

WARBURG PINCUS X, L.P.
By: Warburg Pincus X GP L.P., its general partner
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By: /s/ Robert B. Knauss
 Name: Robert B. Knauss
 Title:   Partner

WARBURG PINCUS X GP L.P.
By: WPP GP LLC, its general partner
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By: /s/ Robert B. Knauss
 Name: Robert B. Knauss
 Title:   Partner

WPP GP LLC
By: Warburg Pincus Partners, L.P., its managing member
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By: /s/ Robert B. Knauss
 Name: Robert B. Knauss
 Title:   Partner

WARBURG PINCUS PARTNERS, L.P.
By: Warburg Pincus Partners GP LLC, its general partner
By: Warburg Pincus & Co., its managing member

By: /s/ Robert B. Knauss
 Name: Robert B. Knauss
 Title:   Partner

WARBURG PINCUS PARTNERS GP LLC
By: Warburg Pincus & Co., its managing member

By: /s/ Robert B. Knauss
 Name: Robert B. Knauss
 Title:   Partner

WARBURG PINCUS & CO.
By: /s/ Robert B. Knauss
 Name: Robert B. Knauss
 Title:   Partner

CHARLES R. KAYE
By: /s/ Robert B. Knauss
 Name: Robert B. Knauss
 Title:   Attorney-in-Fact*

JOSEPH P. LANDY
By: /s/ Robert B. Knauss
 Name: Robert B. Knauss
 Title:   Attorney-in-Fact*

* The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities and Exchange Commission on July 12, 2016 as an
exhibit to a beneficial ownership report on Schedule 13D filed by Warburg Pincus
LLC with respect to WEX Inc. and is hereby incorporated by reference.